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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 6, 2001



                              TORCH OFFSHORE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-32855                 74-2982117
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


    401 WHITNEY AVENUE, SUITE 400
         GRETNA, LOUISIANA                                       70056-2596
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (504) 367-7030

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ITEM 5.   OTHER EVENTS.

         On June 6, 2001, Torch Offshore, Inc. (the "Company") entered into a Registration Rights Agreement (the "Registration Rights Agreement") with Friends of Lime Rock LP and Riverside Investments LLC relating to the registration of certain shares of the common stock, par value $0.01 per share, of the Company.

         Filed as an exhibit to this report is the Registration Rights
Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

Exhibit
 No.                          Description
------                        -----------
 4.1 Registration Rights Agreement, dated June 6, 2001, among the Company, Friends of Lime Rock LP and Riverside Investments LLC

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TORCH OFFSHORE, INC.




Date: June 11, 2001                    By:  /s/ WILLIAM J. BLACKWELL
                                         --------------------------------------
                                         William J. Blackwell
                                         Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit
 No.                          Description
------                        -----------
 4.1 Registration Rights Agreement, dated June 6, 2001, among the Company, Friends of Lime Rock LP and Riverside Investments LLC